                                                                EXHIBIT 10.3


                           EXECUTIVE STOCK AGREEMENT


     THIS AGREEMENT is made as of January 17, 1995 between Lason Holdings, Inc., a Delaware corporation (the "Company"), and the parties listed on the Schedule of Executives attached hereto (the "Executives").

     The Company and the Executives desire to enter into an agreement pursuant to which the Executives will purchase, and the Company will sell, 999,998 shares of the Company's Class A-1 Common Stock, par value $.01 per share (the "Class A-1 Common"). Certain definitions are set forth in paragraph 5 of this Agreement.

     The parties hereto agree as follows:

     1. Purchase and Sale of Executive Stock.

     (a) The closing of the initial purchase and sale of the Class A-1 Common hereunder (the "Closing") shall take place at the offices of Robinson, Bradshaw & Hinson, 1900 Independence Center, Charlotte, NC 28246 at 10:00 a.m. on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Company and the Executives. At the Closing, each Executive will purchase, and the Company will sell to such Executive, the number of shares of Class A-1 Common set forth opposite such Executive's name on the Schedule of Executives attached hereto, for an aggregate price of $999,998, to be paid ratably among the Executives based upon the number of shares of Class A-1 Common purchased by each Executive from the Company pursuant to this Agreement. The Company will deliver to each Executive the certificate representing such Executive's Class A-1 Common to be purchased from the Company, and each Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the amount set forth opposite such Executive's name on the Schedule of Executives attached hereto.

     (b) Following the sale of the Class A-1 Common by the Company to the Executives pursuant to paragraph 1(a) above, certain of the Executives and certain other persons (the "Purchasers") will purchase or otherwise acquire, and certain of the Executives (the
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"Sellers") will sell or otherwise transfer, the number of shares of Class
A-1 Common set forth opposite such Purchaser's or such Seller's name on the Schedule of Purchasers attached hereto.


           (c) In connection with the purchase and sale of the Executive Stock hereunder, each Executive represents and warrants to the Company that:

           (i) The Executive Stock to be acquired by such Executive pursuant to this Agreement will be acquired for such Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and such Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

           (ii) Such Executive is sophisticated in financial matters and is able to evaluate the risks and benefits of such its investment in the Executive Stock.

           (iii) Such Executive is able to bear the economic risk of its investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

           (iv) Such Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Executive Stock and has had full access to such other information concerning the Company as such Executive has requested. Such Executive has reviewed, or has had an opportunity to review, a copy of the Asset Purchase Agreement, dated as of the date hereof, between Lason Acquisition Corp., a Delaware corporation ("Lason Acquisition"), Lason Systems, Inc., a Michigan corporation ("Lason Systems"), and the stockholders of Lason Systems, pursuant to which Lason Acquisition acquired substantially all of the assets of Lason Systems, and such Executive is familiar with the transactions contemplated thereby. Such Executive has also reviewed, or has had an opportunity to review, the

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      following documents: (A) the Company's Certificate of Incorporation and bylaws; and (B) the loan agreements, notes and related documents with the Company's senior lender.

           (v) This Agreement constitutes the legal, valid and binding obligation of such Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Executive is a party or any judgment, order or decree to which such Executive is subject.

           (d) As an inducement to the Company to issue the Executive Stock to the Executives, as a condition thereto, each Executive acknowledges and agrees that neither the issuance of the Executive Stock to such Executive nor any provision contained herein shall entitle such Executive, or, in the case of an Executive which is a trust, any beneficiary of such trust, to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate such Executive's or such beneficiary's employment at any time for any reason.

     2. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file and shall cause each of its Subsidiaries to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Class A-1 Common may reasonably request, all to the extent required to enable such holders to sell Class A-1 Common pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or
(ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver


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to any holder of Class A-1 Common a written statement as to whether it has complied with such requirements.

     3. Representations and Warranties of the Company. In connection with the issuance of the Class A-1 Common hereunder, the Company represents to each Executive that, in each case, as of the date hereof:

     (a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement, the Stockholders Agreement and the Registration Agreement (collectively, the "Investment Agreements"). The copies of the Company's Certificate of Incorporation and bylaws which have been furnished to each of the Executives reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

           (b) Capital Stock and Related Matters.

           (i) As of the date hereof and immediately thereafter, the authorized capital stock of the Company shall consist of 1,000,000 shares of Preferred Stock and 18,000,002 shares of Common Stock, of which 13,000,000 shares shall be designated as Class A-1 Common, 4,000,000 shares shall be designated Class A-2 Common Stock, par value $.01 per share, and 1,000,002 shares shall be designated as Class B Common Stock, par value $.01 per share. The Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities

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      convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by the Investment Agreements. The Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to the Investment Agreements. All of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

           (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Class A-1 Common hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Class A-1 Common pursuant to this Agreement do not and will not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Investment Agreements.

           4. Restrictions on Transfer.

           (a) Transfer of Executive Stock. No Executive shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any shares of Executive Stock or any interest therein, except pursuant to the provisions of paragraph IV of the Stockholders Agreement.

           (b) Legend. The certificates representing the Class A-1 Common will bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JANUARY 17, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED


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      (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF
      AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND CERTAIN INVESTORS IN THE COMPANY DATED AS OF JANUARY 17, 1995. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

           (c) Opinion of Counsel. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

           5. Definitions.

           "Executive Stock" means the Class A-1 Common purchased by the Executives hereunder and will continue to be Executive Stock in the hands of any holder other than an Executive (except for the Company and GTCR and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to such Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

           "GTCR" means Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership.

           "Public Sale" means any sale pursuant to a registered public offering under the 1933 Act or any sale to the public pursuant to Rule 144 promulgated under the 1933 Act effected through a broker, dealer or market maker.



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          "Registration Agreement" means the Registration Agreement dated as of the date hereof among the Company, GTCR and the Executives, as in effect from time to time.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Stockholders Agreement" means the Stockholders Agreement dated as of the date hereof among the Company, GTCR and the Executives, as in effect from time to time.

           "Subsidiary" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

           6. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to



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

the Executives at the addresses indicated on the Company records and to the Company at the address below indicated:

        Lason Holdings, Inc.
        28400 Schoolcraft
        Livonia, MI 48150
        Attention:  President

     with a copy, which will not constitute
     notice to the Company, to:

        Golder, Thoma, Cressey, Rauner, Inc.
        6100 Sears Tower
        Chicago, IL 60606-6402
        Attention:  Bruce V. Rauner
                    Elliot W. Maluth
     and:

        Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, P.C.
        2000 Town Centre, Suite 1500
        Southfield, MI 48075
        Attention:  Laurence Deitch

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     7. General Provisions.

     (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Stock or any interest therein in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock or interest therein as the owner of such stock or interest for any purpose.

     (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be



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effective and valid under applicable law, but if any provision of this
Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each Executive and the Company and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of any Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

     (f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by the internal law, and not the law of conflicts, of the State of Michigan.

     (g) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this

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Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Executives.

                               *   *   *   *   *




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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                          LASON HOLDINGS, INC.


                          By: /s/ Allen J. Nesbitt
                              ---------------------------------

                          Its: President
                               --------------------------------


                          EXECUTIVES

                          ROBERT A. YANOVER LIVING
                             TRUST U/A/D MAY 11, 1982


                          By: /s/ Robert A. Yanover
                              ---------------------------------

                          Its: Trustee
                               --------------------------------

                          JOSEPH JONATHAN YANOVER AND
                             JENNIFER D. YANOVER
                               IRREVOCABLE TRUST DATED JANUARY 5, 1993

                          By: /s/ Laurence B. Deitch
                              ---------------------------------
                              Laurence B. Deitch
                              Trustee


                          ALLEN J. NESBITT LIVING TRUST
                          DATED DECEMBER 7, 1994


                          By: /s/ Allen J. Nesbitt
                              ---------------------------------

                          Its: Trustee
                               --------------------------------

                          /s/ Richard C. Kowalski
                          -------------------------------------




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

                          Richard C. Kowalski

                          /s/ Donald L. Elland
                          ------------------------------
                          Donald L. Elland


                          /s/ Gregory Carey
                          ------------------------------
                          Gregory Carey



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
                             SCHEDULE  OF EXECUTIVES



                                        Shares
                                       Purchased
                                        from the     Purchase
                     Executive          Company       Price
                     ---------         ---------     --------

                  Robert A. Yanover      402,987     $402,987
                  Living Trust u/a/d
                  May 11, 1982

                  Joseph Jonathan         66,074      $66,074
                  Yanover and
                  Jennifer D. Yanover
                  Irrevocable Trust
                  dated January 5,
                  1993

                  Allen J. Nesbitt       469,064     $469,064
                  Living Trust dated
                  December 7, 1994

                  Richard C. Kowalski     25,000      $25,000

                  Donald L. Elland        28,815      $28,815

                  Gregory Carey            8,058       $8,058






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



                             SCHEDULE OF PURCHASERS



                                            Shares     Shares
                  Purchaser                Acquired  Transferred
                  or                       from the    to the
                  Seller                    Sellers   Purchasers
                  --------                  -------- -----------

                  Robert A. Yanover                0  28,410
                  Living Trust u/a/d
                  May 11, 1982

                  Allen J. Nesbitt                 0  28,411
                  Living Trust dated
                  December 7, 1994

                  Donald L. Elland             5,682       0

                  Gregory Carey                2,841       0

                  Karl H. Hartig               8,523       0

                  James J. Dewan               8,523       0

                  Lawrence C. Jones            8,523       0

                  Scott L. Christensen         8,523       0

                  Daniel J. Buckley            8,523       0

                  Paul G. Dugan                5,682       0

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